                                                                   Exhibit 99.77

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 3
SERVICER REPORT DATE 12-Dec-01                               Beginning: 1-Nov-01
DISTRIBUTION DATE: 17-Dec-01                                   Ending: 30-Nov-01
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                   BEG PRINCIPAL     BEG PRINCIPAL       PRINCIPAL        INTEREST          TOTAL        END PRINCIPAL
                      BALANCE           BALANCE        DISTRIBUTION     DISTRIBUTION    DISTRIBUTION        BALANCE
-----------------------------------------------------------------------------------------------------------------------
CLASS A-1 NOTES   $210,000,000.00   $151,198,876.84    32,976,638.90   $  346,581.43    33,323,220.33   $118,222,237.94
CLASS A-2 NOTES   $210,000,000.00   $210,000,000.00   $         0.00   $  530,250.00       530,250.00   $210,000,000.00
CLASS A-3 NOTES   $267,000,000.00   $267,000,000.00   $         0.00   $  836,600.00   $   836,600.00   $267,000,000.00
CLASS A-4 NOTES   $163,000,000.00   $163,000,000.00   $         0.00   $  586,800.00       586,800.00   $163,000,000.00
-----------------------------------------------------------------------------------------------------------------------
  NOTE TOTALS     $691,731,000.00   $791,198,876.84   $32,976,638.90   $2,300,231.43   $35,276,870.33   $758,222,237.94
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
                 FACTOR INFORMATION PER $1,000

                   PRINCIPAL       INTEREST     END PRINCIPAL
                  DISTRIBUTION   DISTRIBUTION      BALANCE
--------------------------------------------------------------
CLASS A-1 NOTES   157.03161381     1.65038774     562.96303781
CLASS A-2 NOTES             --     2.52500000   1,000.00000000
CLASS A-3 NOTES             --     3.13333333   1,000.00000000
CLASS A-4 NOTES             --     3.60000000   1,000.00000000
--------------------------------------------------------------
  NOTE TOTALS     157.03161381    10.90872107   3,562.96303781
--------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 3
SERVICER RPT DATE: 12-Dec-01                                 BEGINNING: 1-Nov-01
DISTRIBUTION DATE: 17-Dec-01                                   ENDING: 30-Nov-01
--------------------------------------------------------------------------------

   I. Note Distributable Amounts

                                                                 $  1.65038774

              Principal         Interest         Total        Prin(per$1000/orig)   Int(per$1000/orig)   Total(per$1000/orig)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A-1   $32,976,638.90   $  346,581.43   $33,323,220.33      $157.03161381         $ 1.65038774          $  158.68200155
CLASS A-2   $           --   $  530,250.00   $   530,250.00      $          --         $ 2.52500000          $    2.52500000
CLASS A-3   $           --   $  836,600.00   $   836,600.00      $          --         $ 3.13333333          $    3.13333333
CLASS A-4   $           --   $  586,800.00   $   586,800.00      $          --         $ 3.60000000          $    3.60000000
----------------------------------------------------------------------------------------------------------------------------
  TOTAL     $32,976,638.90   $2,300,231.43   $35,276,870.33      $157.03161381         $10.90872107          $  167.94033488

  II. Pool Balance at the end of the Collection Period
            Initial Outstanding Pool Balance                                                                 $720,533,628.35
            Subsequent Contracts Transferred                                                                 $ 40,814,437.82
            Total Monthly Principal Amounts                                                                   (32,976,638.90)
                                                                                                             ---------------
            Ending Balance                                                                                   $728,371,427.27

 III. Insurance Premium                                                                                      $     94,778.00

  IV. Spread Account Balance
          (A) Balance after Deposits/Withdrawals for prior Distribution Date                                 $ 10,021,375.58
          (B) Balance after Deposits/Withdrawals for current Distribution Date                               $ 13,373,714.09

   V. Spread Account Required Amount                                                                         $ 14,567,428.55

  VI. Spread Account Withdrawals
          (A) Withdrawal to make required payments under 4.03                                                $             0
          (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                        $             0

 VII. Prefunding Account Balance
          (A) Balance after Deposits/Withdrawals at Closing                                                  $ 78,458,596.01
          (B) Balance after Deposits/Withdrawals for current Distribution Date                               $ 38,052,302.58

VIII. Servicing Fee                                                                                               600,444.69

  IX. Owner Trustee Fees not paid by Servicer or from Available Funds                                        $             0

   X. Indenture Trustee Fees not paid by Servicer or from Available Funds                                    $             0

  XI. Available Funds                                                                                        $ 39,025,949.12

 XII. Insured Payment (if any)                                                                               $             0

XIII. Note Principal and Interest Carryover Shortfalls

              Note Principal         Note Interest
            Carryover Shortfall   Carryover Shortfall   Total
            -------------------------------------------------
CLASS A-1          $0.00                 $0.00          $0.00
CLASS A-2          $0.00                 $0.00          $0.00
CLASS A-3          $0.00                 $0.00          $0.00
CLASS A-4          $0.00                 $0.00          $0.00
            -------------------------------------------------
  TOTAL            $0.00                 $0.00          $0.00

 XIV. Change in Note Principal and Interest Carryover Shortfalls from Prior
      Period

            Current Distribution Date   Prior Distribution Date
                 Note Principal             Note Principal               Change in Note
               Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
            -----------------------------------------------------------------------------------
CLASS A-1             $0.00                      $0.00                        $0.00
CLASS A-2             $0.00                      $0.00                        $0.00
CLASS A-3             $0.00                      $0.00                        $0.00
CLASS A-4             $0.00                      $0.00                        $0.00
            -----------------------------------------------------------------------------------
  TOTAL               $0.00                      $0.00                        $0.00

             Prior Distribution Date    Current Distribution Date

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 3
SERVICER RPT DATE: 12-Dec-01                                 BEGINNING: 1-Nov-01
DISTRIBUTION DATE: 17-Dec-01                                   ENDING: 30-Nov-01
--------------------------------------------------------------------------------

                  Note Interest               Note Interest              Change in Note
               Carryover Shortfall         Carryover Shortfall    Interest Carryover Shortfall
            ----------------------------------------------------------------------------------
CLASS A-1             $0.00                       $0.00                      $0.00
CLASS A-2             $0.00                       $0.00                      $0.00
CLASS A-3             $0.00                       $0.00                      $0.00
CLASS A-4             $0.00                       $0.00                      $0.00
            ----------------------------------------------------------------------------------
  TOTAL               $0.00                       $0.00                      $0.00

  XV. Delinquency Ratio

          A.   Delinquency Statistics

                                                                                                  0

   Days               Outstanding     Past Due
Delinquent   Units     Principal       Amount
-----------------------------------------------
  31- 60       953   13,049,450.09   714,432.49
  61- 90       144    2,011,425.02   166,656.71
  91- 120       41      526,192.09    62,188.99
   121+          0              --           --
-----------------------------------------------
  TOTAL      1,138   15,587,067.20   943,278.19

          B.   Delinquency Percentage

               (1) Principal balance of delinquent contracts between 30 and 120 days   $ 15,587,067.20
               (2) Pool Principal Balance Beginning of Collection Period               $761,348,066.17
               (3) Delinquency Percentage (Line 1/Line 2)                                         2.05%

 XVI. Principal Balance of repossessed Financed Vehicles in inventory   Units    Principal
                                                                        -----   -----------
                                                                          --    $      0.00

XVII. Liquidation Proceeds received from Defaulted Contracts                    $480,981.65

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 3
SERVICER RPT DATE: 12-Dec-01                                  BEGINNING 1-Nov-01
DISTRIBUTION DATE: 17-Dec-01                                    ENDING 30-Nov-01
--------------------------------------------------------------------------------

I. POOL BALANCE CALCULATION:

A. Original Pool Balance                                                                                      858,585,858.59

B. Beginning of Period Outstanding Pool Balance                                                               720,533,628.35

   Subsequent Contracts Transferred                                                                            40,814,437.82

C. Monthly Principal Amounts

   (1) Monthly Scheduled Payments                                                                              15,838,701.83
   (2) Full Prepayments (excluding Purchased Receivables)                                                      15,260,854.35
   (3) Defaulted Contracts during period                                                                        1,825,752.64
   (4) Receivables becoming Purchased Receivables during period                                                           --
   (5) Other Receivables adjustments                                                                               51,330.08

   Total Monthly Principal Amounts                                                                             32,976,638.90

D. Total Monthly Payments allocable to Interest                                                                 7,193,027.63

E. End of period Outstanding Pool Balance                                                                     728,371,427.27

F. Pool Factor                                                                                                      0.848338

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                             Class A-1         Class A-2        Class A-3       Class A-4
                                                           -----------------------------------------------------------------
A. Beginning of period Outstanding Principal Balance       151,198,876.84   210,000,000.00   267,000,000.00   163,000,000.00

B. Noteholders' Principal Distributable Amount              32,976,638.90             0.00             0.00             0.00
C. Noteholders' Interest Distributable Amount                  346,581.43       530,250.00       836,600.00       586,800.00
                                                           -----------------------------------------------------------------
D. Note Distributable Amount                                33,323,220.33       530,250.00       836,600.00       586,800.00
E. Note Principal Carryover Shortfall                                   0                0                0                0
F. Note Interest Carryover Shortfall                                    0                0                0                0
                                                                        0                0                0                0

H. End of period Outstanding Principal Balance             118,222,237.94   210,000,000.00   267,000,000.00   163,000,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

     A.   Available Funds in Collection Account:

            (1) Monthly Scheduled Payments on Receivables
                   during period (including partial prepays)
                   (a) Principal                                                                               15,838,701.83
                   (b) Interest                                                                                 7,063,429.85
            (2) Full Prepayments collected during period
                   (a) Principal                                                                               14,943,359.86
                   (b) Interest                                                                                   125,661.56
            (3) Net Liquidation Proceeds collected
                   during period                                                                                  480,981.65
            (4) Net Insurance Proceeds collected
                   during period
                   (a) Principal                                                                                  317,494.49

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                      MONTHLY DISTRIBUTION DATE STATEMENTS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 3
SERVICER RPT DATE: 12-Dec-01                                  BEGINNING 1-Nov-01
DISTRIBUTION DATE: 17-Dec-01                                    ENDING 30-Nov-01
--------------------------------------------------------------------------------

                   (b) Interest                                                                                     3,936.22
            (5) Purchase Amounts deposited in Collection
                 Account                                                                                                   0
            (6) Investment Earnings - Collection Account                                                           62,677.65
            (7) Deposit from Capitalized Interest Account                                                    $     88,130.97
            (8) Deposit from Capitalized investment income                                                   $        573.88
            (9) Deposit from Prefunding investment income                                                    $    101,001.16
            Total Available Funds in Collection Account                                                        39,025,949.12

     B. Available Funds in Payment Account:

            (1) Available Funds transferred from Collection Account                                          $ 39,025,949.12
            (2) Amount withdrawn from Spread Account and deposited to Payment Account                        $            --
            (3) Insured Payment deposited to Payment Account                                                 $            --

            Total Available Funds in Payment Account                                                         $ 39,025,949.12

     C. Distributions from Payment Account:

            (1) Monthly Servicing Fee                                                                             600,444.69
            (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                                   0
            (3) Owner Trustee Fees (if paid from Available Funds)                                                          0
            (4) Indenture Trustee Fees (if paid from Available Funds)                                                      0
            (5) Insurance Premium                                                                                  94,778.00
            (6) Note Interest Distributable Amount
                   (a) Class A - 1                                                                                346,581.43
                   (b) Class A - 2                                                                                530,250.00
                   (c) Class A - 3                                                                                836,600.00
                   (d) Class A - 4                                                                                586,800.00
            (7) Final Scheduled Distribution Date Note Principal Distributable Amount
                   (a) Class A - 1                                                                                         0
                   (b) Class A - 2                                                                                         0
                   (c) Class A - 3                                                                                         0
                   (d) Class A - 4                                                                                         0
            (8) Note Principal Distributable Amount
                   (a) Class A - 1                                                                             32,976,638.90
                   (b) Class A - 2                                                                                        --
                   (c) Class A - 3                                                                                        --
                   (d) Class A - 4                                                                                        --
            (9)  Reimbursement Amounts Owing to Insurer                                                                    0
            (10) Spread Account Deposit (to increase to Required Amount)                                        3,053,856.10
            (11) Indenture or Owner Trustee Fees (not paid under C)                                                        0
            (12) Re-Liening Expenses                                                                                       0
                  (To the extent not paid by Servicer)
            (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                       0
            (14) After Servicer Default, remaining Available Funds deposited
                   in Note Distribution Account                                                                            0

            Total Distributions                                                                                39,025,949.12

     D. Excess Available Funds (or shortfall)                                                                             --

     E. Remaining Available Funds to holder of Residual Interest Certificate                                               0

IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                      MONTHLY DISTRIBUTION DATE STATEMENTS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 3
SERVICER RPT DATE: 12-Dec-01                                 BEGINNING: 1-Nov-01
DISTRIBUTION DATE: 17-Dec-01                                   ENDING: 30-Nov-01
--------------------------------------------------------------------------------

          A. Available Funds Transferred from Collection Account to Payment Account                          $ 39,025,949.12
          B. Distributions required under 4.03 (a)(i) through (vii)                                          $ 35,972,093.02
          C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                              $            --
          D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                                0

V. SPREAD ACCOUNT BALANCE

          A. Spread Account Balance After Deposit/Disbursements
                (1) Beginning Spread Account Balance                                                         $ 10,021,375.58
                (2) Required Deposit from Subsequent Transfers                                               $    102,036.09
                (3) Investment Income Deposited to Spread Account                                            $     15,660.08
                (4) Withdrawal to make required payments under 4.03                                          $            --
                (5) Withdrawal to reimburse Preference Amounts (to Insurer)                                                0
                (6-a) Deposit to Spread Account after Disbursements                                          $  3,053,856.10
                (6-b) Deposit to Spread Account for October investment earnings on Section VI and VII        $    180,786.24
                (7) Spread Account Balance after Deposit/Disbursments                                        $ 13,373,714.09

          B. Spread Account Required Amount                                                                  $ 14,567,428.55

                (1) 2.0% of Pool Balance                                                                     $ 14,567,428.55
                But in no event less than the lesser of (a) or (b)
                          (a) .5% of Original Pool Balance                                                   $  4,292,929.29
                          (b) Outstanding Principal Amount of All Notes                                      $758,222,237.94

          C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                             0

          D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                                   --

VI. PREFUNDING ACCOUNT BALANCE

                (1) Beginning Prefunding Account Balance                                                     $ 78,458,596.01
                (2) Investment Income Deposited to Prefunding Account                                        $    101,001.16
                (3) Investment Income to be transferred to Collection account (includes Sept-01 income)      $   (101,001.16)
                (4) Withdrawal to Servicer due to Subsequent Contracts Transfer                              $(40,304,257.34)
                (5) Withdrawal to Spread Account due to Subsequent Contracts Transfer                        $   (102,036.09)
                                                                                                             ---------------
                (6) Prefunding Account Balance after Deposit/Disbursments                                    $ 38,052,302.58

VII. CAPTIALIZED INTEREST ACCOUNT BALANCE

                (1) Beginning Capitalized Interest  Account Balance                                          $    176,261.94
                (2) Investment Income Deposited to Capitalized Interest  Account                             $        573.88
                (3) Investment Income to be transferred to Collection account (includes Sept-01 income)      $       (573.88)
                (4) Withdrawal to Collection Account for distribution                                        $    (88,130.97)
                                                                                                             ---------------
                (5) Capitalized Interest  Account Balance after Deposit/Disbursments                         $     88,130.97

VIII. INSURED PAYMENTS

          A. Available Funds Transferred from Collection Account to Payment Account                          $ 39,025,949.12
          B. Available Funds Transferred from Spread Account to Payment Account                              $             0
          C. Note Interest Distributable Amount                                                                 2,300,231.43
          D. Guaranteed Note Principal Amount                                                                $             0
          E. Deficiency Amount                                                                               $             0
             (Min:(Lines A+B-C-D) and $0.00)                                                                 $             0
          F. Preference Amount                                                                               $             0
          G. Insured Payment (lines E+F)                                                                     $             0

-------------------------------------------------------------
               Note Principal        Note Interest
            Carryover Shortfall   Carryover Shortfall   Total
-------------------------------------------------------------
CLASS A-1         $0.00                 $0.00           $0.00
CLASS A-2         $0.00                 $0.00           $0.00

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                      MONTHLY DISTRIBUTION DATE STATEMENTS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 3
SERVICER RPT DATE: 12-Dec-01                                  BEGINNING 1-Nov-01
DISTRIBUTION DATE: 17-Dec-01                                    ENDING 30-Nov-01
--------------------------------------------------------------------------------

CLASS A-3        $0.00                  $0.00           $0.00
CLASS A-4        $0.00                  $0.00           $0.00
-------------------------------------------------------------
  TOTAL          $0.00                  $0.00           $0.00

            Current Distribution Date   Prior Distribution Date
                 Note Principal             Note Principal                Change in Note
               Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
-----------------------------------------------------------------------------------------------
CLASS A-1             $0.00                     $0.00                         $0.00
CLASS A-2             $0.00                     $0.00                         $0.00
CLASS A-3             $0.00                     $0.00                         $0.00
CLASS A-4             $0.00                     $0.00                         $0.00
-----------------------------------------------------------------------------------------------
  TOTAL               $0.00                     $0.00                         $0.00

            Current Distribution Date   Prior Distribution Date
                  Note Interest              Note Interest               Change in Note
               Carryover Shortfall        Carryover Shortfall     Interest Carryover Shortfall
----------------------------------------------------------------------------------------------
CLASS A-1             $0.00                     $0.00                         $0.00
CLASS A-2             $0.00                     $0.00                         $0.00
CLASS A-3             $0.00                     $0.00                         $0.00
CLASS A-4             $0.00                     $0.00                         $0.00
----------------------------------------------------------------------------------------------
  TOTAL               $0.00                     $0.00                         $0.00

IX. CUMULATIVE NET INSURANCE PROCEEDS                                                                        $    848,362.16

X. DELINQUENCY RATIO

     A.   Delinquency Statistics

   Days                Outstanding      Past Due
Delinquent   Units      Principal        Amount
-------------------------------------------------
 31 - 60       953   $13,049,450.09   $714,432.49
 61 - 90       144   $ 2,011,425.02   $166,656.71
 91 - 120       41   $   526,192.09   $ 62,188.99
   121+          0   $           --   $        --
-------------------------------------------------
  TOTAL      1,138    15,587,067.20    943,278.19

     B.   Delinquency Percentage

          (1) Principal balance of delinquent contracts between 30 and 120 days                              $ 15,587,067.20
          (2) Pool Principal Balance Beginning of Collection Period                                          $761,348,066.17
          (3) Delinquency Percentage (Line 1/Line 2)                                                                    2.05%

 XII. CUMULATIVE NET LOSS RATIO

              (1) Principal Balance of Defaulted Contracts in current Collection Period                      $  1,825,752.64
              (2) Cumulative Defaulted Contracts Including
                  Defaulted Contracts in current Collection Period                                           $  3,308,498.99
              (3) Net Liquidation Proceeds collected during current Collection Period                        $    480,981.65
              (4) Cumulative Net Liquidation Proceeds Including
                  Net Liquidation Proceeds in current Collection Period                                      $    585,931.72
              (5) Original Pool Balance                                                                      $858,585,858.59
              (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                                                0.317%

XIII. REPOSSESSED INVENTORY

                                                                                                     Units      Principal
                                                                                                     -----------------------
              A. Principal Balance of repossessed Financed Vehicles (beg.)                             0                  --
              B. Repossessed Financed Vehicles (Principal)                                                   $  1,825,752.64
              C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                      $    480,981.65
              D. Realized losses on sale of repossessed Financed Vehicles (Principal)                        $  1,344,770.99
                                                                                                     -----------------------
              E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)                   0     $            --

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 2001-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of September 28, 2001 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 2001-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12TH day of December, 2001


                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer